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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2005

CKX, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-17436 (Commission File Number)	27-0118168 (I.R.S. Employer Identification No.)
	650 Madison Avenue New York, New York (Address of principal executive offices)	10022 (Zip Code)

Registrant's telephone number, including area code: (212) 838-3100

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AMENDMENT NO. 1 ON FORM 8-K/A

CKX, INC.

May 27, 2005

        On March 18, 2005, the Company filed a Current Report on Form 8-K dated March 17, 2005 with the Securities and Exchange Commission, with respect to its acquisition of 19 Entertainment Ltd. (the "Current Report"). This Amendment No. 1 on Form 8-K/A amends the Current Report.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

        THIS AMENDMENT NO. 1 ON FORM 8-K/A AMENDS ITEM 9.01 OF THE CURRENT REPORT TO ADD THE FOLLOWING:

(a)
Financial Statement of Businesses Acquired

        In accordance with Item 9.01(a) of Form 8-K, the financial statements required pursuant to Regulation S-X are filed as Exhibit 99.3 and 99.4 with this Form 8-K/A.

(b)
Pro forma financial information

        In accordance with Item 9.01(b) of Form 8-K, the pro forma financial information required pursuant to Regulation S-X are filed as Exhibit 99.5 with this Form 8-K/A.

(c)
Exhibits

        The following Exhibits are filed with this Current Report on Form 8-K/A:

Exhibit No.		Description
99.1	*	Press Release issued by the Company dated March 18, 2005.
99.2	**	19 Entertainment's Report and Financial Statements filed with the United Kingdom Registrar of Companies under Section 242 of the Companies Act of 1985.
99.3
19 Entertainment's Report and Consolidated Financial Statements as of and for the years ended June 30, 2004 and 2003 presented in United Kingdom generally accepted accounting principles (GAAP), including reconciliations of net income and shareholders' equity between UK GAAP and US GAAP in note 24.
99.4
19 Entertainment's Interim Unaudited Consolidated Financial Statements as of and for the six months ended December 31, 2004 and 2003 presented in United Kingdom generally accepted accounting principles (GAAP), including reconciliations of net income and shareholders' equity between UK GAAP and US GAAP in note 14.
99.5		Unaudited Pro Forma Condensed Combined Financial Information.

*
Filed as an exhibit to the Company's Current Report on Form 8-K filed on March 18, 2005 and incorporated herein by reference

**
Such information was furnished under "Item 7.01. Regulation FD Disclosure" as an exhibit to the Company's Current Report on Form 8-K filed on March 18, 2005, and, in accordance with SEC Release No. 33-8216, is not deemed incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CKX, INC.
By:	/s/ THOMAS P. BENSON
Name:	Thomas P. Benson
Title:	Chief Financial Officer and Executive Vice President

DATE: May 27, 2005

2

INDEX TO EXHIBITS

Exhibit No.	Description
99.3	19 Entertainment's Report and Consolidated Financial Statements as of and for the years ended June 30, 2004 and 2003 presented in United Kingdom generally accepted accounting principles (GAAP), including reconciliations of net income and shareholders' equity between UK GAAP and US GAAP in note 24.
99.4
19 Entertainment's Interim Unaudited Consolidated Financial Statements as of and for the six months ended December 31, 2004 and 2003 presented in United Kingdom generally accepted accounting principles (GAAP), including reconciliations of net income and shareholders' equity between UK GAAP and US GAAP in note 14.
99.5	Unaudited Pro Forma Condensed Combined Financial Information.

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AMENDMENT NO. 1 ON FORM 8-K/A CKX, INC. May 27, 2005
SIGNATURES
INDEX TO EXHIBITS